                                                                    EXHIBIT 31.2

                      NUTRITION MANAGEMENT SERVICES COMPANY

                           a Pennsylvania Corporation
                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER

                            Section 302 Certification

I, Linda J. Haines, certify that:

     1.   I have  reviewed  this  quarterly  report  on Form  10-Q of  Nutrition
          Management Services Company, Inc.;
     2.   Based on my  knowledge,  this  quarterly  report  does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this quarterly report;
     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this quarterly report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this quarterly report;
     4.   The registrant's  other certifying  officers and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange  Act Rules  13a-14 and 15d-14) for the  registrant and have:
          a)   designed such  disclosure  controls and procedures or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;
          b)   evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and
          c)   disclosed in this report any change  in the registrant's internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's  most  recent  fiscal  quarter  that has  materially affected,  or is  reasonably  likely to  materially  affect,  the registrant's internal control over financial reporting; and;
     5.   The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation,  to the registrant's  auditors and the audit  committee  of  registrant's  board  of  directors  (or  persons performing the equivalent functions):
          a)   all  significant  deficiencies  in the  design  or  operation  of internal  controls which could adversely  affect the registrant's ability to record,  process,  summarize and report financial data and have  identified for the  registrant's  auditors any material weaknesses in internal controls; and

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          b)   any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal controls over financial reporting.

          Date: May 24, 2004                          /s/ Linda J. Haines
               ---------------------------           ---------------------------
                                                     Linda J. Haines
                                                     Principal Financial Manager

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